TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    This Tenth Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of September 12, 2008, by and among Learning Curve Brands, Inc. ("LCB"), Learning Curve International, Inc. ("LCI"), The First Years Inc. ("TFY"), Racing Champions Worldwide Limited ("RCWL"; LCB, LCI, TFY, and RCWL being referred to herein collectively as the "Borrowers"), Harris N.A., as Administrative Agent, and the Lenders party hereto.

PRELIMINARY STATEMENTS

A.            The Borrowers, the Lenders and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of September 15, 2004, as heretofore amended (the "Credit Agreement").  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.            The Borrowers have requested that the Lenders make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.            Section 2.1(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                 (c)            Extension Fee.  On October 14, 2008, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable extension fee in an amount equal to 0.125% of the Revolving Credit Commitments then in effect, which such fee shall be fully earned when paid.

1.2.            The table set forth in the definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Level	Cash Flow Leverage Ratio for Such Pricing Date	Applicable Margin for Base Rate Loans under revolving credit and Reimbursement Obligations shall be:	Applicable Margin for Eurodollar Loans under Revolving credit and Letter of credit Fee Shall Be:	Applicable Margin for Commitment Fee Shall Be:
IV	Greater than or equal to 3.00 to 1.0	2.00%	3.50%	0.50%
III	Less than 3.00 to 1.0, but greater than or equal to 2.50 to 1.0	1.50%	3.00%	0.50%
II	Less than 2.50 to 1.0, but greater than or equal to 2.00 to 1.0	1.00%	2.50%	0.50%
I	Less than 2.00 to 1.0	0.50%	2.00%	0.40%

        1.3.            The Administrative Agent and the Borrowers acknowledge and agree that as of September 12, 2008, the rates per annum opposite Level I shall be in effect until the next Pricing Date.

        1.4.            The definition of "Revolving Credit Commitments" appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

   "Revolving Credit Termination Date" means November 14, 2008, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

    1.5            The first sentence set forth in Section 6.4 of the Credit Agreement shall be amended and restated to read in its entity as follows:

    The Borrowers shall use the proceeds of the Revolving Credit solely for general working capital purposes in the ordinary course of business.

SECTION 2.     CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1.            The Borrowers and the Lenders shall have executed and delivered this Amendment.

2.2.            The Administrative Agent shall have received copies of resolutions of the Board of Directors (or similar governing body) of each of the Borrowers, authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, certified in by its Secretary or Assistant Secretary or other appropriate officer.

2.3.            The Administrative Agent shall have received for each Lender the written opinion of counsel to each Borrower in form and substance reasonably satisfactory to the Administrative Agent.

2.4.            The Administrative Agent shall have received certificates of good standing for each Borrower (dated no earlier than 30 days prior to the date of this Amendment) from the office of the Secretary of State (or similar governmental entity) of its incorporation or organization.

2.5.            Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

2.6.            The Administrative Agent shall have received for the ratable benefit of the Lenders an up-front fee in an amount equal to 0.125% of the Revolving Credit Commitments, which such fee shall be non-refundable and fully earned when paid.

SECTION 3.             REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that, as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.             MISCELLANEOUS.

4.1.            Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.            This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

This Tenth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

LEARNING CURVE BRANDS, INC.
LEARNING CURVE INTERNATIONAL, INC.
THE FIRST YEARS INC., a Massachusetts corporation
RACING CHAMPIONS WORLDWIDE LIMITED

By  /s/  Curtis W. Stoelting
Name: Curtis W. Stoelting
Title:   Chief Executive Officer of LCB and
LCI, President of TFY and Director
of RCWL

Accepted and agreed to as of the date and year first above written.

HARRIS N.A., in its individual capacity and as
Administrative Agent

By  /s/  Paul R.  Feaser III
Name:  Paul R. Feaser III
Title:    Vice President

NATIONAL CITY BANK

By  /s/  Stephanie Kline
Name:  Stephanie Kline
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By  /s/  John C. Zimmerman
Name:  John C. Zimmerman
Title:    Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION

By   /s/  J. Eric Bergren
Name:  J. Eric Bergren
Title:  Senior Vice President

FIFTH THIRD BANK (CHICAGO), a Michigan
Banking Corporation

By  /s/  Kim Puszczewicz
Name:  Kim Puszczewicz
Title:    Vice President

THE NORTHERN TRUST COMPANY

By  /s/  Jeffrey Clark
Name:  Jeffrey Clark
Title:   Senior Vice President

ASSOCIATED BANK, N.A.

By  /s/  Brett T. Rausch
Name:  Brett T. Rausch
Title:    Vice President

RBS CITIZENS, N.A.

By  /s/  M. James Berry
Name:  M. James Berry
Title:    Vice President